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                                                                   EXHIBIT 10.36

                                  CARSMART.COM
                          INTERNET MARKETING AGREEMENT
           CARSMART(R)IS A REGISTERED TRADEMARK OF A.I.N. CORPORATION
  A.I.N. CORPORATION * 3170 Crow Canyon Place, Suite 270 * San Ramon, CA 94583
                    Tel. (925) 277-0900 * Fax (925) 277-0260

THIS AGREEMENT, dated _____________ is entered into by A.I.N. Corporation, a California Corporation ("AIN"), and ________________________________("Dealer").

PURPOSE OF AGREEMENT: This agreement sets forth the terms and conditions of Dealer's participation in the CarSmart.com(R) Internet Marketing & Advertising Program (herein referred to as Program) and the mutual obligation of Dealer and A.I.N. in connection therewith.

OBLIGATIONS OF AIN: In consideration of Dealer's fulfilling all of the obligations herein set forth, AIN agrees, for the term of this agreement, to include Dealer as a Participating Dealer in the CarSmart.Com Internet Marketing Program. The Program may from time-to-time be redefined and changed by AIN to afford Dealer the promotional, training, advertising and other benefits of participation therein. AIN shall provide a marketing program on the Internet and within traditional media to attract potential buyers and shall forward information regarding the potential buyers identified for the make(s) set forth below and in the territory (defined below) of the Dealer. Additionally, AIN will:

         a) filter or screen all customers, to ensure accuracy, prior to providing Dealer with consumer information.

         b) provide dealer with an exclusive territory (except in the State of Texas).

         c) allow Dealer to list new vehicles on the CarSmart.com Network.

         d) provide dealer with a "business card" web page within CarSmart.com participating dealer pages.

         e) provide direct Internet Sales training to dealer. (In most cases training will be conducted locally at an off-site location)

         f) grant Dealer a non-exclusive license that will allow dealer access to an automated customer tracking and communications system called Smart-Trac.

         g) use reasonable efforts to forward consumer information to Dealer within 60 minutes of receipt from consumer.

AIN warrants that it is the lawful holder of the federally registered trademark CarSmart(R) and that it is the owner and operator of the CarSmart(R) web site located at URL www.carsmart.com. The services to be provided hereunder by AIN, together with any modifications and/or improvements therein made by AIN or Dealer during the term of this agreement, or any extensions thereof, and all copies thereof, are proprietary to AIN and title thereto remains in AIN. All applicable rights to patents, copyrights, trademarks and trade secrets in the Program and in the name "CarSmart" and its logos are and shall remain sole property of AIN.

OBLIGATIONS OF DEALER: Dealer understands and agrees that the Program is intended to identify for Internet Consumers (hereafter referred to as Prospective Buyers), ethical automobile dealers who are ready, willing, and able to provide new vehicles at a fair price and without the anxiety and hassle frequently associated with the process of acquiring a new vehicle. Dealer agrees and warrants that all of Dealer's dealings hereunder will be completely fair and in accordance with the highest ethical standards.

Dealer agrees:

         1. to provide a bonafide price quote to all CarSmart customers via telephone, fax or e-mail.

         2. to provide price quote within 6-8 business hours after receiving request.

         3. to extend to Prospective Buyers, courteous, ethical service in connection with the purchase of vehicles.

         4. to price any vehicle included in the program lower than that which a knowledgeable and diligent buyer can generally obtain for the same model, similarly equipped, from the Dealer or from other dealers within the Dealer's marketing area.


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         5. to offer any dealer-installed optional equipment or service, including extended service contracts, that the customer wishes to purchase with the automobile at a fair mark-up, so as not to exceed Dealer's average selling price for that equipment or service.

         6. that Prospective Buyers may special-order models covered by the Program at the same discount price.

         7. that all of the terms and conditions contained in Dealer information transmitted to Prospective Buyers shall remain in full force and effect and be binding upon Dealer for a period of seven (7) days after its transmittal (including transmittal by e-mail or facsimile), provided the identified vehicle remains available for sale.

         8. to offer Prospective Buyers the better of dealer-advertised price and the pre-arranged price set in the price quoted or transmitted to Prospective Buyers.

         9. not to interfere with the Prospective Buyers' choice of financing institution, and the benefits to Prospective Buyers afforded under the Program shall not in any way be dependent upon financing the purchase or lease through any particular financing institution. Dealer further agrees not to solicit financing from any Credit Union member utilizing the program. Dealer acknowledges violation of this term will cause immediate termination of agreement.

        10. to appraise all trade-ins at, and to credit all trade-ins at, or above, their ACTUAL CASH VALUE notwithstanding the discount being afforded under this Agreement.

        11. at its sole cost and expense, to provide the computer and other office equipment necessary to use and receive the services to be provided hereunder by AIN.

        12. that it is an independent contractor and not an agent or employee of AIN and that AIN does not have, nor shall it exercise, any right of control as to the personnel, manner, methods or means employed by the Dealer. Dealer at all times shall act in the capacity of an independent contractor and shall be exclusively responsible for its acts.

        13. to have a minimum of one (1) CarSmart trained representative on staff. Dealer agrees to send dealership representative off-site to a CarSmart conducted Internet Sales skills training seminar when conducted in Dealer's local geographic area.

TERRITORY OF DEALER. Subject to the terms and conditions set forth in the Agreement, AIN hereby grants to Dealer the exclusive, non-transferable right to use the services of the Program to be performed by AIN, as contemplated by this agreement, within the geographical area (zip code, county descriptions preferable), defined as: _______________________________________________________
________________________________________________________________________________
________________________________________________________________________________

AUTOMATED INVENTORY RETRIEVAL OPTION: Dealer may elect to use an automated inventory loading option, at an additional monthly charge (service limited to ADP and R&R systems only). Upon selection of this option Dealer agrees to allow telephone/modem computer access to host and will provide a login/user ID for this purpose only.

[ ] I elect to use the automated inventory retrieval system (See Fee Schedule)

[ ] I elect to use a non-automated inventory retrieval option (A Free Service)

[ ] I elect not to post my inventory online at this time.

INDEMNIFICATION: Dealer agrees to indemnify and hold AIN, its agents, employees, affiliates, directors, officers, and managers free and harmless from all liability for any debts, obligations or claims including fees and expenses arising from or connected with the operation of the business of the Dealer.

FEES and Payment:

1. Dealer agrees to pay AIN: A $ ___________ territory exclusivity fee with Dealer's execution of this agreement.


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2.       Dealer shall pay AIN the amount of $ __________ as a monthly marketing fee which is due and payable monthly (billed 30 days in advance, Terms net 10) on the first day of each calendar month.

3. The total first quarter fee including exclusivity fee of $ _________ is due upon the signing of this agreement and subsequent monthly fees of $__________ are due each month starting _______ assures Dealer's participation.

         The first quarter total marketing fee and exclusivity is due and payable concurrently with the execution of this agreement.

AIN reserves the right to change the structure, method and or basis of the fee at any time during the term of this Agreement. In the event AIN chooses to change the fee structure it must notify the Dealer, in writing, 30 days prior to the effective change. Upon notification of the fee structure change the dealer has the option to terminate this Agreement. In the event Dealer chooses to terminate, Dealer must notify AIN, in writing within 10 days of receipt of the new fee structure terms. AIN shall not require an affirmative response from dealer in the event Dealer chooses to accept new fee structure.

TERM: This agreement shall be for a term of (12) months, commencing upon the date hereof and terminating on _____________, unless sooner terminated according to the provisions hereof. Upon mutual consent of the Dealer and AIN this agreement may be extended at twelve (12) month intervals, up to a maximum of three (3) successive terms. All renewal requests and consent shall be evidenced in writing and signed by each party hereto. In the event services are continued without written extension of this agreement and all non-conflicting terms therein shall be deemed as a holdover contract and extended on a re-occurring month to month basis until terminated by either party or by breach of any part of this agreement. AIN reserves the right to redefine the Dealer's territory and monthly rate based upon the quantity of referrals forwarded to Dealer anytime after initial six month participation. The parties agree however, that in no event shall more than one (1) increase be made to the amount of the fee within the initial twelve (12) month period.

TERMINATION: AIN may terminate this agreement:

        a) immediately for any breach of this agreement by Dealer which is not cured within ten (10) days after Dealer receives written notice of the breach from AIN.

        b) immediately if any fees due AIN under this agreement are unpaid and outstanding more than (30) days after AIN makes a written request for payments.

        c) immediately upon the Dealers' sale or transfer of all, or substantially all, of its dealership assets and or management and control.

        d) upon sixty (60) days written notice to Dealer (30 days in the case of a holdover term).

        e) immediately upon a finding of Dealer's violation of state or federal law or conviction for such violation.

        f) immediately if an order for liquidation against Dealer is entered into.

In the event that AIN terminates this agreement as a result of Dealer's breach of any provision of this agreement, whether material or otherwise, Dealer shall forfeit all fees previously paid, and such forfeiture shall not be in limitation of, but shall be in addition to, any other remedy which may be available to AIN as the result of such breach.

DEALER'S OBLIGATION UPON EXPIRATION OR TERMINATION: Upon expiration or termination of this agreement regardless of the circumstances, AIN shall have no further obligation to Dealer under this agreement and Dealer's participation in the Program shall cease. Dealer shall remain liable to AIN for any and all unpaid obligations due hereunder until paid in full.

ATTORNEYS FEES and COSTS: If any legal action is necessary to enforce the terms of this agreement, the prevailing party shall be entitled to reasonable attorney's fees and costs in addition to any damages and other relief to which such party may be entitled.

GOVERNING LAW and JURISDICTION: This agreement shall be governed by the laws of the State of California, in the county of Contra Costa. Any dispute or claim arising between the parties hereto brought by


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AIN against the Dealer shall be brought in a court of competent jurisdiction within the state and county in which the Dealership resides.

COMPLIANCE: Dealer agrees that it will meet all legal requirements of the city and county in which it operates. Dealer also agrees to comply with all federal, state and local laws regulating Dealer's business.

WARRANTY and LIMITATION OF LIABILITY: AIN makes no warranty regarding the performance of its services hereunder and Dealer specifically waives all warranties, expressed or implied arising out of, or in connection with, the services to be provided under this agreement by AIN. In no event shall AIN be liable for any loss of business profits, or any consequential, incidental, punitive or similar damages, or for the claims of damages made by any third party.

PERFORMANCE: The failure by either party at any time to require performance by the other party of any provisions of this agreement shall not affect the right to require such performance at any time thereafter, nor shall the waiver by either party of a breach of any provision of this agreement be taken or held to be a waiver of the provision itself.

NOTICES: All notices, requests and consents given under this Agreement shall be in writing and shall be delivered by hand or certified mail to:

If to AIN:
----------
                               A.I.N. CORPORATION
                           CarSmart(R) ONLINE NETWORK
                        3170 Crow Canyon Place, Suite 270
                               San Ramon, CA 94583


If to Dealer:
-------------
At the address shown below

ACCEPTANCE. This agreement becomes valid and binding upon acceptance by AIN. This agreement shall remain available for acceptance by AIN for a period of 14 days following the agreement date set forth at the beginning of the agreement. Upon acceptance, AIN shall immediately mail a copy of the fully executed agreement to Dealer.

REQUISITE AUTHORITY. The undersigned hereby represents that he or she is authorized on behalf of their respective corporations to enter into this agreement, and that each corporation is in good standing under the laws of the state of their incorporation and/or physical residence.

Additional Terms, If Any _______________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

ENTIRE AGREEMENT: This agreement contains the entire agreement between AIN and the Dealer and no modification or supplement to the terms hereof shall be binding unless in writing and signed by both parties.


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                    DEALER: PLEASE VERIFY FOR PRINT ACCURACY:
                    DATA FOR DEALERSHIP'S LISTINGS AGREEMENT
                          Enter Clearly and Completely
                          ----------------------------

Dealer's Name                       Categories                   No. of Listings

                               1)

                               2)

                               3)

                               4)

                               5)

                               6)

                               7)



Address                        Telephone No.

                               Fax No.


City                           Reps for Program

                               1)

State                          2)


Zip

Dealership e-mail address      Dealership Authorized Signature for
                               Agreement and Data
  @
                               By:
Computer system type
1)                                  Print Name and Corporate Title

2)
                               [ ] Check if payment is enclosed or received.

Accepted By: __________________________

                        A.I.N. Corporation


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                   CARSMART DEALERSHIP ENROLLMENT INFORMATION
            THIS FORM MUST BE COMPLETED AND FAXED BACK WITH CONTRACT


Dealership Name:
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Address:
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City:
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State:
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Phone Number:  (    )      -      Ext. No.
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Fax Number:    (    )      -      (who will receive the leads)
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E-mail Address:
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E-mail Address #2:
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Dealership Web-site: http://
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DEALERSHIP SALES
----------------

CarSmart Designated Rep(s):
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Accounts Payable Contact:
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Inventory Contact:
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Dealer Principal (Send monthly reports to):
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Person(s) Authorized to make changes on account:
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Hours of Operation: Mon-Fri      to      Sat      to      Sun      to
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Dealership Slogan:
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Marketing Message:
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